UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):  December 20, 2005

REEF GLOBAL ENERGY IV, L.P.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-93399-04	20-1654113
(Commission File Number)	(IRS Employer Identification Number)

1901 N. Central Expressway, Suite 300, Richardson, Texas 75080

(Address of principal executive offices)

(972) 437-6792

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

Managing General Partner Converts Into Limited Partnership

On December 21, 2005, the managing general partner of the Reef Global Energy Ventures and Reef Global Energy Ventures II partnerships changed its legal form from a Nevada limited liability company to a Nevada limited partnership.  As part of the conversion to a limited partnership, the managing general partner changed its name from “Reef Oil & Gas Partners, LLC” to “Reef Oil & Gas Partners, L.P.” Michael Mauceli, formerly the controlling member of Reef Oil & Gas Partners, LLC, became the sole limited partner of Reef Oil & Gas Partners, L.P., and a newly formed Texas limited liability company, Reef Oil & Gas Partners, GP, LLC, became the sole general partner of Reef Oil & Gas Partners, L.P.  Michael Mauceli is the Manager (principal executive officer), controlling member and founder of Reef Oil & Gas Partners, GP, LLC.

Reef Exploration, L.P.

On December 20, 2005, Michael Mauceli formed Reef Exploration, L.P. to engage in the business of developing, exploiting and producing oil and gas properties and, in some cases, to serve as operator for wells to be drilled by partnerships formed under the Reef Global Energy Ventures II program.  Michael Mauceli is the Manager (principal executive officer) of the general partner of Reef Exploration, L.P., in addition to being the sole limited partner.  In addition, Reef Exploration, Inc., which serves as operator for certain wells owned by the Reef Global Energy Ventures and Reef Global Energy Ventures II partnerships, has changed its name to “OREI, Inc.” and will continue to serve as operator for such wells, although it is expected that during 2006 Reef Exploration, L.P. will assume operations of those wells from OREI, Inc.  Officers and key personnel of OREI, Inc. will serve in the same capacity for Reef Exploration, L.P. in addition to maintaining their positions at OREI, Inc.

New Chief Operating Officer for Reef Exploration, L.P.

On February 14, Reef Exploration, L.P., an affiliate of our managing general partner, issued a press release announcing that Kellam Colquitt was appointed its Chief Operating Officer. A copy of the press release is attached as Exhibit 99.1. In addition, Dwight E. Roberts departed OREI, Inc., where he served as Vice President – Exploration.

Mr. Colquitt, 58, has over thirty-five years of experience in the oil and gas industry. Prior to joining Reef Exploration, L.P., from 2001 to 2006, he served as Vice President – Exploration of Vintage Petroleum, Inc. in Tulsa, Oklahoma. He also served as the General Manager – Exploration of Vintage Petroleum, Inc., from 2000 to 2001. From 1995 to 2000, he worked for Ranger Oil Limited, first serving as Vice President, International Exploration – Western Hemisphere and later as Vice President, U.S. Operations. Mr. Colquitt holds a Bachelor of Science degree in geology from Texas A&M University (1971). He is a member of the American Association of Petroleum Geologists, the Houston Petroleum Club, the Tulsa Geological Society and the Houston Geological Society.

Item 9.01                     Financial Statements and Exhibits.

(c)               Exhibits

Exhibit Number	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 17, 2006.

REEF GLOBAL ENERGY IV, L.P.

By:	Reef Oil & Gas Partners, L.P.
Managing General Partner

	By:	Reef Oil & Gas Partners, G.P., LLC

	By:	/s/ Michael J. Mauceli
Michael J. Mauceli
Manager (principal executive officer)

Index to Exhibit

Exhibit Number	Description

99.1	Press Release